Lord Abbett

Developing Growth Fund

2000 Annual Report

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A portfolio of small companies with large growth potential


[LOGO]

Visit our Web Site and get:
up-to-date statistics and other useful information at www.lordabbett.com

                       Lord Abbett Developing Growth Fund
                                 A Tradition of
                                   Performance



"This fund is a consistently strong performer that limits volatility, something that can't be said for too many small-growth offerings."

                                                     Morningstar, August 6, 1999




--------------------------------------------------------------------------------
Do the Stocks of Small
Companies Have a Place
in Your Portfolio?

                    Just as there are different types of investors -- with unique goals, strategies and time horizons -- there are different types of securities to help them pursue their objectives. Look at equities: stocks of large companies behave differently than stocks of small companies. Year-to-year volatility is higher for small company stocks, but, as the chart below illustrates, small company stocks have provided double-digit average annual returns during each of the last six decades.

                    Average Annual Returns During Each Decade(1)
-------------------------------------------------------------------------------
 [GRAPHIC OMITTED]
          Small-cap stocks    Large-cap stocks
1940s     20.7%                9.2%
1950s     16.9%               19.4%
1960s     15.5%                7.8%
1970s     11.5%                5.9%
1980s     15.8%               17.6%
1990s     15.2%               18.2%
-------------------------------------------------------------------------------

                    Lord Abbett Developing Growth Fund invests in stocks of small, developing companies. These stocks offer unusual growth potential and, not surprisingly, entail more investor risk. However, when used as part of a diversified portfolio, small company stocks may provide investors with added growth potential to help them achieve their goals.


                    The average annual rates of total return, computed using the SEC-required formula and reflecting the deduction of the Class A share maximum sales charge of 5.75% for the periods ended 12/31/99, were:
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
1 year    30.20%
5 years   26.82%
10 years  18.72%
--------------------------------------------------------------------------------
Average Annual
Total Returns

                    Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                    (1) Used with permission.(C)1999 Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.) This chart does not represent past or future performance of Lord Abbett Developing Growth Fund.

                             Report to Shareholders
                   For the Fiscal Year Ended January 31, 2000

[PHOTO]
Robert S. Dow
Chairman

February 15, 2000

"We believe we are entering a favorable environment for small growth companies, as the economy continues to exhibit signs of steady growth and low inflation."

                                [GRAPHIC OMITTED]

Lord, Abbett & Co. is proud to announce we have received a DALBAR award for providing consistently good service to shareholders, the 1999 Key Honor Award for Mutual Fund Service. DALBAR, Inc., an independent research firm and evaluator of mutual fund service, presents the awards to financial services firms that provide consistently solid service to clients.


Lord Abbett Developing Growth Fund completed its fiscal year on January 31, 2000, with net assets of $2.9 billion. Below is an overview of class-specific data for the period.

                                                       Fiscal Year Ended 1/31/00
--------------------------------------------------------------------------------

                  Class A      Class B       Class C     Class P       Class Y
--------------------------------------------------------------------------------
Net asset value    $19.55        $19.09       $19.11       $19.46        $19.70
Capital gains       $0.69         $0.69        $0.69        $0.69         $0.69
Total return*       25.33%        24.55%       24.45%       25.24%        25.88%


The Fund ended its fiscal year with solid performance, as the stocks of small growth- oriented companies rebounded from their difficulties in the early part of 1999. Throughout the period, our investment team remained true to its investment strategy, focusing on acquiring the stocks of well-run small companies with strong current earnings and future earnings growth potential. Due to capacity constraints, and in order to maintain the integrity of our investment philosophy, the Developing Growth Fund closed its doors to all new investors at the end of business on January 31, 2000. Current investors may continue to add to existing accounts.

Our investments in technology-related companies significantly contributed to the Fund's strong performance during the year. In particular, the Fund was helped by our holdings in technology outsourcing companies -- those that help corporate America implement and operate Internet businesses and wireless communication companies.

Conversely, stocks of companies in the Fund whose earnings did not meet Wall Street expectations did not perform well. Many of these companies were impacted by business slowdowns as they were forced to focus on potential Y2K problems. Investors reacted in the extreme to any company that fell short of earnings expectations, causing its stock price to fall sharply.

The strong performance of the stocks of small technology companies in recent months increased our technology weighting. While valuations for technology stocks have reached high levels in some cases, our research suggests that the demand for technology goods and services warrants continued exposure to the stocks of some of these companies.

We believe we are entering a favorable environment for small growth companies, as the economy continues to exhibit signs of steady growth and low inflation. Our research indicates that substantial value exists in many of these smaller companies, as they currently offer greater growth potential and better value than the average large company growth stock.

Thank you for investing with Lord Abbett and in the Developing Growth Fund. We value the trust that you place in us, and look forward to serving your investment needs in the years to come.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

Focus on. . .Performance

The Benefits of Long-Term Investing
Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of exciting small companies. During the past 10 years, the Fund has significantly outperformed its benchmarks, the Russell 2000 Index,(1) and the Russell 2000 Growth Index.(2)

Growth of a $10,000 Fund Investment: 1/31/90-1/31/00
-------------------------------------------------------------------------------
[GRAPHIC OMITTED}

          Developing          Russell        Russel 2000
          Growth Fund         2000 Index     Growth Index
1/31/90   $10,000             $10,000        $10,000
1/30/91   $11,466             $ 9,621        $10,074
1/30/92   $16,226             $13,929        $15,016
1/30/93   $15,852             $15,774        $15,190
1/30/94   $18,454             $18,706        $17,461
1/30/95   $17,947             $17,582        $16,257
1/30/96   $26,961             $22,847        $21,566
1/30/97   $34,603             $27,177        $24,799
1/30/98   $43,043             $32,088        $26,961
1/30/99   $49,170             $32,194        $28,905
1/30/00   $61,623             $37,905        $39,213

-------------------------------------------------------------------------------
The Fund's results reflect a Class A share investment of $10,000 at Net Asset Value with dividends and capital gains reinvested. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.

(1) The Russell 2000 Index measures small company stock market performance, does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.

(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values, and does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.

The Fund Versus the Benchmarks
As shown below, for the last 3- and 5-year periods ended 1/31/00, Lord Abbett Developing Growth Fund outperformed the Russell 2000 Index and the Russell 2000 Growth Index. Both indexes are unmanaged and broadly measure small company stock performance. While historically, long-term investors in small company stocks have been rewarded with strong returns (see charts on inside front cover), there is no assurance of the Fund's future performance or that this pattern will continue.

Impressive Total Returns

                               [GRAPHIC OMITTED]

The Fund's total returns represent the percent change in Net Asset Value for Class A shares over the 3- and 5-year periods ended 1/31/00 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.


(1) The Russell 2000 Index measures small company stock market performance, does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.

(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values, and does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.

Focus on. . .Small, Growing Companies

The Fund seeks to invest in companies that have passed through their initial, formative years and are now in the "developing growth" phase, as illustrated in the graph below. These companies have not yet matured, nor have they settled into the slower growth rate of more established businesses. Because it is arithmetically easier to grow from a small base than a large one, developing growth companies may offer better opportunity for appreciation over the long term. However, the stock prices of these companies can fluctuate sharply. That's why Lord Abbett Developing Growth Fund makes sense for investors who want to participate in the aggressive growth potential of a diversified, actively managed small company stock portfolio.

The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.


Four Phases of Business Growth

                               [GRAPHIC OMITTED]

* The Gross Domestic Product or "GDP" represents the output of goods and services for the U.S. economy. GDP generally grows at a more steady pace as compared to companies in the earlier phases of business growth.

A Program of Regular Investment Can Help Promote Small-Cap Peace of Mind

Investing even a small amount of money on a regular basis can help you build a substantial portfolio over the long term. While, historically, investment in small companies has provided investors with strong returns, you may be uncomfortable day-to-day with the higher level of price volatility associated with the small-cap market and, consequently, with professionally managed small company stock portfolios such as Lord Abbett Developing Growth Fund.

One solution: a systematic investment plan. "Dollar cost averaging" may help you better tolerate the ups and downs of the small company stock prices. In fact, dollar cost averaging may actually make market volatility work to your benefit. Using a systematic investment plan that involves a fixed-dollar amount each month, you buy more shares when the price is low and fewer shares when the price is high, thereby reducing the average share price over time as compared with a single purchase at the higher price.

Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels.

For additional information regarding the benefits of a regular investment plan in Lord Abbett Developing Growth Fund, please contact the Lord Abbett Literature Department at 800-874-3733 and request item number LADG-6-1298 (3/99).

Important Note: Lord Abbett Developing Growth Fund is closed to new investors.

Important Information

Investments in common stocks are subject to market fluctuations, providing the potential for gain and the risk of loss. Lord Abbett Developing Growth Fund invests in the securities of small companies. Small companies typically have a higher risk of failure, and such companies' securities historically have experienced a greater degree of illiquidity and market volatility, than large companies and their securities.

Results quoted on the previous pages represent past performance and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The Russell 2000 is an unmanaged index that measures small company stock market performance and is widely followed by the investment community. Performance figures for the unmanaged Russell 2000 do not reflect deduction of transaction costs or management fees. An investor cannot invest directly in an index, such as the Russell 2000. The Fund issues multiple classes of shares with distinct pricing options. For a full discus sion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/00, this report must be accom panied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                               Statement of Net Assets
                               January 31, 2000

                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Investments in Common Stocks 92.22%
------------------------------------------------------------------------------------------------------------------------------------
Advertising .18%              *Cobalt Group, Inc.-Provides Internet marketing
                               and data aggregation services                                                350,000    $   5,162,500
----------------------------------------------------------------------------------------------------------------------==============
Aerospace/Defense 1.26%       *Moog, Inc. Class A-Manufactures precision motion control
                               components and systems                                                       250,000        4,921,875

                             +*Orbital Sciences Corp.-A space and information
                               systems company that designs,
                               manufactures, operates and markets a broad range of
                               affordable space-technology products
                               and satellite-based services                                               1,820,350       31,742,353

                               Total                                                                                      36,664,228
----------------------------------------------------------------------------------------------------------------------==============
Air Transportation .32%     ++*Frontier Airlines, Inc.-A low-fare, full-service commercial airline          918,000        9,466,875
----------------------------------------------------------------------------------------------------------------------==============
Apparel .18%                 +*Cutter & Buck, Inc.-Designs and markets upscale sportswear and outerwear     480,800        5,318,850
----------------------------------------------------------------------------------------------------------------------==============
Biotechnology .35%            *Albany Molecular Research-Offers a variety of
                               chemistry research and developmentservices                                   240,000       10,290,000
----------------------------------------------------------------------------------------------------------------------==============
Broadcasting .36%             *Salem Communications Class A-A radio broadcasting company                    601,000       10,367,250
----------------------------------------------------------------------------------------------------------------------==============
Business Services 11.87%     +*Acxiom Corp.-Provides information management
                               solutions using customer, consumer,and business data                       1,275,000       32,313,281

                              *Aegis Communications Group-Provides inbound and
                               outbound contract telemarketing services to a variety
                               of companies in various industries                                         2,149,900        4,299,800

                              *Butler International, Inc.-Provides skilled engineers and
                               technical personnel on a contract basis                                      462,000        4,764,375

                              *CDI Corp.-A staffing and outsourcing service provider
                               to Fortune 1000 customers                                                    153,800        3,585,462

                             +*Caribiner International, Inc.-International
                               producer of meetings, events, and training programs                          927,500        1,970,938

                              *Diamond Technology Partners, Inc.-Develops
                               digital strategies which leverage information technology                     408,950       33,508,340

                             +*First Consulting Group, Inc.-Provides consulting,
                               integration, and management services                                         400,000        7,350,000

                               G & K Services, Inc. Class A-A lessor of work
                               garments and related textile products                                        345,780        7,628,771

                              *Iron Mountain, Inc.-Records management company                               992,590       32,631,396

                              *Jupiter Communications, Inc.-Provides research on Internet commerce          265,600        6,640,000

                              *Labor Ready, Inc.-Provides temporary workers to the light
                               industrial, construction and small business markets                          607,900        5,053,169

                              *Management Network Group, Inc.-Provides management consulting
                               services to the global telecommunications industry                           100,000        2,387,500

                               McGrath Rentcorp.-A lessor of relocatable modular
                               offices and electronic test equipment                                        419,020        7,018,585

                              *MemberWorks, Inc.-Provides membership service programs                       300,000        8,325,000

                              *Modis Professional Services, Inc.-Provides business services including consulting, outsourcing, outplacement, training
                               and professional staffing services                                         1,200,000       20,850,000

4


                               Statement of Net Assets
                               January 31, 2000

                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                              *Multex.com, Inc.-Provides online investment research and
                               information services designed to meet the needs of institutional investors, investment banks, brokerage firms, corporations and
                               individual investors                                                         265,000    $   6,658,125

                              *NFO Worldwide, Inc.-Provides custom and syndicated
                               marketing information services                                             1,104,500       22,573,218

                             +*Neoforma.com, Inc.-Provides business-to-business electronic commerce services to purchasers and sellers of medical
                               products, supplies, and equipment                                             40,000        2,012,500

                              *On Assignment, Inc.-Places professional employees on
                               both long- and short-term assignments through its Lab Support,
                               Healthcare Financial Staffing and Enviro-Staff divisions                     300,000        9,375,000

                              *Pegasus Systems, Inc.-Provides global electronic
                               commerce and transactionprocessing solutions                                 714,465       19,290,555

                             +*Professional Staff plc ADR-An international staffing
                               company specializing in high-level medical placement                         340,000        1,700,000

                              *PurchasePro.com, Inc.-Provides Internet business-to-business
                               electronic commerce services                                                  50,000        4,143,750

                              *RailWorks Corp.-Provides integrated rail system services                     700,000        7,350,000

                              *Reckson Service Industries, Inc.-Identifies, acquires interests in, develops and manages a network of complementary
                               e-commerce and e-services companies                                          100,000        5,168,750

                              *SOS Staffing Services, Inc.-Offers a full range of
                               staffing services through its 87 offices nationwide                          292,670        1,390,183

                             +*Stamps.com, Inc.-Provides a service for purchasing
                               and printing postage over the Internet                                       192,000        6,432,000

                              *Strategic Distribution, Inc.-Provides proprietary
                               industrial supply procurement solutions to industrial sites,
                               primarily through its In-Plant Store program                               1,348,500        2,781,281

                             +*Student Advantage, Inc.-Serves college students through its
                               national fee-based membership program and web site                         1,270,000       22,860,000

                              *Sykes Enterprises, Inc.-Provides information
                               technology outsourcing services                                              351,300        9,726,619

                              *TeleTech Holdings, Inc.-Provides customer care management
                               solutions to Fortune 500 and international companies                       1,850,000       44,515,625

                             +*ebookers.com plc ADR-Offers travel booking services on the Internet           70,000        1,513,750

                               Total                                                                                     345,817,973
----------------------------------------------------------------------------------------------------------------------==============
Cable Services .43%           *Cable Design Technologies Corp.-Designs and
                               manufactures specialty electronic data transmission
                               cables and network structured wiring systems                                 550,000       12,650,000
----------------------------------------------------------------------------------------------------------------------==============
Capital Goods .74%            *Dionex Corp.-Manufacturer of analytical instruments                           80,000        2,300,000

                              *Flow International Corp.-Designs, manufactures and
                               sells ultra-high-pressure waterjets for cutting
                               metallic and non-metallic materials                                          628,070        6,673,244

                               JLG Industries, Inc.-Leading manufacturer of self-propelled
                               aerial work platforms                                                        307,120        2,572,130

                            ++*LeCroy Corp.-Develops, manufactures and markets
                               principally high-performance digital oscilloscopes
                               and related products                                                         520,500        8,295,469

                              *Park-Ohio Holdings Corp.-Manufactures plastic
                               containers for food products and industrial
                               products for the airline, automotive, rail and
                               trucking industries                                                          172,400        1,605,475

                               Total                                                                                      21,446,318
----------------------------------------------------------------------------------------------------------------------==============
Chemicals 1.58%                H. B. Fuller Co.-Manufactures and markets adhesives,
                               sealants, coatings, paints and other
                               specialty chemical products worldwide                                        117,100        7,611,500

                               OM Group, Inc.-Produces metal carbonxylates and metal salts and powders      988,520       37,193,065

                               Polymer Group, Inc.-Major global manufacturer of non-woven materials          71,800        1,220,600

                               Total                                                                                      46,025,165
----------------------------------------------------------------------------------------------------------------------==============
Communications Equipment .15%    *Brightpoint, Inc.-Provides worldwide distribution
                               and integrated logistics services to the wireless
                               communications industry                                                       50,000          656,250

                              *EMS Technologies, Inc.-Produces microwave
                               components and subsystems for application in space                           250,000        3,656,250

                               Total                                                                                       4,312,500
----------------------------------------------------------------------------------------------------------------------==============
Communications Services 2.52%   +*Clearnet Communications, Inc. Class A-
                               A wireless communications company                                            877,500       34,112,812

                             +*InfoCure Corp.-Provides healthcare practice
                               management software products and services to
                               targeted healthcare practice specialties,
                               as well as larger medical practices                                          392,500       13,001,563

                             +*Netcentives, Inc.-Provides Internet loyalty, direct
                               marketing and promotion products and services used by web sites              125,000        8,531,250

                             +*Netro Corp.-Provides intelligent broadband wireless access systems to
                               communications service providers worldwide                                   125,000        5,375,000

                                                                               5


                               Statement of Net Assets
                               January 31, 2000

                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                             +*Xceed, Inc.-An integrated marketing and communications company               350,000   $   12,425,000

                               Total                                                                                      73,445,625
----------------------------------------------------------------------------------------------------------------------==============
Computer   Services   5.45%   +++*BrightStar   Information   Technology   Group,
                               Inc.-Provides  implementation  of enterprise
                               resource  planning  (ERP) software
                               systems and enterprise-wide business and technology
                               solutions to Fortune 1000 companies and other large organizations            712,300        7,634,965

                              *CIBER, Inc.-Provides management consulting for
                               business technology solutions                                                600,000       13,537,500

                              *Cambridge Technology Partners, Inc.-Provides
                               management consulting and systems integration                              2,600,000       52,162,500

                              *Computer Horizons Corp.-A leading provider of
                               information technology solutions                                             250,000        3,437,500

                              *Mastech Corp.-Provides information technology services worldwide           1,232,510       30,042,431

                              *Renaissance Worldwide, Inc.-Provides integrated
                               business and technology consulting services                                1,390,900        9,214,713

                              *SCB Computer Technology, Inc.-Provides information
                               technology management and technical services                                 541,460        1,489,015

                              *Tanning Technology Corp.-An information technology
                               services provider that architects, builds and deploys
                               enterprise solutions for companies throughout the world                      130,000        5,671,250

                              *Technology Solutions Co.-A provider of consulting and
                               systems integration services                                                 300,000       10,556,250

                              *USWeb Corp.-Provides intranet, extranet and web
                               site solutions and services to medium-sized and large companies              750,940       21,542,591

                             +*Women.com Networks, Inc.-An Internet network
                               dedicated to women, featuring original content, personalized s
                               ervices, community and online shopping                                       275,000        3,489,063

                               Total                                                                                     158,777,778
----------------------------------------------------------------------------------------------------------------------==============
Computer: Hardware 1.40%      *In Focus Systems, Inc.-Manufactures and markets
                               displays that allow personal computer information to
                               be displayed on overhead projectors                                          534,880       13,271,710

                              *Insight Enterprises, Inc.-A direct marketer of
                               microcomputers, peripherals and software                                     581,980       20,078,310

                            ++*MicroTouch Systems, Inc.-A manufacturer of touch-
                               and pen-sensitive input screens known as touchscreens                        565,000        7,486,250

                               Total                                                                                      40,836,270
----------------------------------------------------------------------------------------------------------------------==============
Computer: Software 11.60%    +*Activision, Inc.-Publishes and distributes CD-based
                               and cartridge-based entertainment software                                   675,550       10,555,469

                              *Aspect Development, Inc.-Develops, markets and supports
                               enterprise client/server software and reference data products                172,400       11,550,800

                              *Aspen Technology, Inc.-Supplies software products
                               and services for the analysis, design and
                               automation of process manufacturing facilities                               100,000        3,625,000

                              *Banyan Systems, Inc.-Designs, develops
                               and markets networking, directory and messaging
                               products and services that help people to communicate
                               across enterprise networks, intranets and the Internet                        53,000        1,215,316

                            ++*Best Software, Inc.-A leading provider of asset,
                               human resources and payroll management
                               software solutions for middle-market businesses                              702,100       24,266,331

                              *Brio Technology, Inc.-Designs, develops, markets and
                               supports software products that enable
                               organizations to rapidly implement enterprise
                               business intelligence solutions                                               50,000        1,600,000

                              *Broadbase Software, Inc.-Provides customer-centric
                               analytic solutions                                                            62,500        5,507,812

                            ++*Caere Corp.-A world leader in optical character
                               recognition technology and a leading developer
                               of desktop forms processing and document management products                 750,000        6,562,500

                              *CheckFree Holdings Corp.-Provides electronic
                               commerce services, financial application software
                               and related products                                                          73,200        4,318,800

                              *Complete Business Solutions, Inc.-A leading provider
                               of information technology services to large and
                               mid-size organizations                                                       300,000        6,075,000

                             +*CyberSource Corp.-Develops and provides real-time
                               e-commerce transaction services                                              130,000        4,566,250

                             +*Cyberonics, Inc.-Develops and provides real-time e-commerce
                               transaction services                                                         300,000        6,900,000

                             +*Daleen Technologies, Inc.-Provides next-generation
                               billing and customer care software                                           350,000        6,693,750

                             +*Dendrite International, Inc.-Supplies sales force software products          450,000       13,275,000

                              *Exchange Applications, Inc.-Provides customer
                               optimization software and solutions                                          210,000       18,322,500

                              *Extensity, Inc.-Provides Internet-based software
                               applications designed to improve the productivity
                               of employees across an enterprise and to enhance
                               enterprise operating efficiency                                                7,400          428,275

                              *IMRglobal Corp.-A leading provider of application
                               software outsourcing and Year 2000 services worldwide                        775,070        6,975,630

6

                               Statement of Net Assets
                               January 31, 2000

                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                            ++*Landmark Systems Corp.-Manufactures software
                               products which allow corporate customers to improve the
                               performance of their computer system and keep critical
                               business applications working at peak efficiencies                           945,000    $   7,500,937

                             +*Lionbridge Technologies, Inc.-Provides globalization
                               and multi-lingual Internet services to technology companies worldwide        480,000        9,480,000

                             +*NVIDIA Corp.-Designs, develops and markets three
                               dimensional (3D) graphics processors and related software                    620,000       22,978,750

                               National Computer Systems, Inc.-Provides software, services and systems      729,200       24,975,100

                              *National Instruments Corp.-Supplies computer-based
                               instrumentation hardware and software products                               425,000       16,176,563

                              *Optio Software, Inc.-Provides products and services
                               that help organizations make the transition from paper-intensive
                               commerce to electronic business, or eBusiness                                150,000        2,484,375

                              *Phoenix Technologies Ltd.-The world's largest
                               supplier of standards-based compatibility
                               software to the personal computer industry                                   521,700       10,760,063

                              *Primus Knowledge Solutions, Inc.-Provides web-based
                               problem resolution software for customer support                             205,500       15,399,656

                              *Project Software & Development, Inc.-Develops,
                               markets and supports enterprise asset maintenance software
                               used by businesses, government agencies and other organizations              193,400        9,138,150

                              *RAVISENT Technologies, Inc.-Designs, develops, licenses
                               and markets modular software solutions                                       456,100       14,196,113

                            ++*RadiSys Corp.-Designs and produces embedded computer solutions               937,720       38,212,090

                             +*THQ, Inc.-Develops, publishes and distributes interactive
                               entertainment software                                                       500,000       10,375,000

                             +*Transaction Systems Architects, Inc. Class A-Develops,
                               markets and supports software products for the
                               global electronics funds transfer market                                     600,000       12,900,000

                              *eCollege.com, Inc.-Provides technology and
                               services that enable colleges and universities to offer an
                               online environment for distance and on-campus learning                       650,000        6,743,750

                              *iManage, Inc.-Provides content and collaboration management software         160,000        4,080,000

                               Total                                                                                     337,838,980
----------------------------------------------------------------------------------------------------------------------==============
Construction/                 *Catellus Development Corp.-An owner, developer
Home Building .44%             and manager of real estate assets                                            300,000        3,750,000

                              *Crossmann Communities, Inc.-Single-family home builders in the Midwest       559,280        9,088,300

                               Total                                                                                      12,838,300
----------------------------------------------------------------------------------------------------------------------==============
Consumer Products 2.85%       *Alloy Online, Inc.-An Internet destination, provides
                               community, content and commerce to boys and girls between
                               the ages of 10 and 24                                                        475,000        7,481,250

                               Dreyer's Grand Ice Cream, Inc.-Ice cream manufacturer and distributor        232,400        3,515,050

                               Educational Development Corp.-A marketer of non-fiction,
                               instructional children's books for retail trade outlets,
                               home party plans, and public and school libraries                            133,000          432,250

                              *Horizon Organic Holding Corp.-Produces, processes
                               and markets a line of organic dairy products                                 428,520       3,910,245

                               Matthews International Corp.-A leading designer,
                               manufacturer and marketer of custom-made
                               identification products                                                      450,000       10,462,500

                              *Meade Instruments Corp.-Designs and manufactures
                               telescopes and accessories for
                               amateur astronomers of all skill levels                                      250,000        7,296,875

                              +Northland Cranberries, Inc. Class A-Grows cranberries
                               on its properties in central and northern Wisconsin and
                               Massachusetts, and manufactures and markets a
                               branded line of juice products                                               573,000        3,652,875

                              *Smithfield Foods, Inc.-A leading hog producer,
                               pork processor and fresh pork and processed
                               meats marketer                                                               370,000        6,775,625

                              *Twinlab Corp.-A leading manufacturer of
                               brand name nutritional supplements                                           670,000        5,234,375

                              *U.S.A. Floral Products, Inc.-Imports and
                               distributes perishable floral products                                        12,440           24,491

                             +*Whole Foods Market, Inc.-Owns and operates a chain
                               of 87 natural food supermarkets in
                               19 states and the District of Columbia                                       744,600       34,251,600

                               Total                                                                                      83,037,136
----------------------------------------------------------------------------------------------------------------------==============
Data Processing Equipment     *Advanced Digital Information Corp.-A leading provider
&  Components  2.75%           of  automated  data  libraries  for  computer  networks and
                               workstations   and   microelectronic   components
                               for  aerospace  and  medical  applications                                   697,600       34,182,400

                                                                               7


                               Statement of Net Assets
                               January 31, 2000

                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                              *Ampex Corp. Class A-A leading innovator in the
                               fields of magnetic recording image (MRI)
                               processing and high-performance digital storage                            1,270,000        4,127,500

                              *MICROS Systems, Inc.-Designs, manufactures and
                               markets point-of-sale electronic information
                               systems and related peripheral equipment and software                        716,620   $   41,877,481

                               Total                                                                                      80,187,381
----------------------------------------------------------------------------------------------------------------------==============
Drugs 1.85%                  +*Corixa Corp.-Conducts biotechnological research                              350,000        9,931,250

                              *ICOS Corp.-A bio-pharmaceutical company that
                               develops products for chronic and acute diseases                             668,500       23,021,469

                             +*Kos Pharmaceuticals, Inc.-Develops prescription
                               pharmaceutical products primarily for the treatment of
                               chronic cardiovascular and respiratory diseases                              349,680        3,584,220

                              *PathoGenesis Corp.-Develops drugs to treat chronic
                               infectious diseases, primarily lung infections                               782,400       17,408,400

                               Total                                                                                      53,945,339
----------------------------------------------------------------------------------------------------------------------==============
Electronics 5.69%            +*American Xtal Technology, Inc.-Uses a proprietary
                               crystal growth technique to produce
                               semiconductor substrates for a variety of electronic
                               and opto-electronic applications                                             385,640        6,049,727

                               Analogic Corp.-A leading manufacturer of
                               high-precision medical and industrial diagnostic
                               and measurement instruments and equipment                                    325,915       11,732,940

                              *Artesyn Technologies, Inc.-A manufacturer of power
                               supplies and measurement control systems for industrial equipment            707,410       12,158,609

                              *Mechanical Technology, Inc.-Manufactures advanced
                               products that combine sensing capabilities with proprietary software to serve a variety of applications for the commercial and
                               military aviation, computer equipment and energy conversion markets          217,500       12,220,781

                             +*SLI, Inc.-Manufactures and distributes a variety of
                               miniature lighting products                                                1,137,450       13,365,038

                              *Sawtek, Inc.-Supplies electronic signal processing components                837,000       52,940,250

                               Technitrol, Inc.-A worldwide manufacturer of electronic
                               components, electrical contacts and assemblies, thermostatic
                               and clad-metal materials and components, and related items                   476,550       20,074,669

                              *Xircom, Inc.-Develops, manufactures, sells and supports
                               communications solutions                                                     752,230       37,094,342

                               Total                                                                                     165,636,356
----------------------------------------------------------------------------------------------------------------------==============
Electronics:                   Helix Technology Corp.-Designs, manufactures
Semiconductor .69%             and services products based on cryogenic
                               (ultra-low temperatures) and vacuum technologies                             100,000        4,862,500

                              *Rudolph Technologies, Inc.-Designs, develops,
                               manufactures and supports process control
                               metrology systems used in semiconductor device manufacturing                  80,000        3,560,000

                              *Three-Five Systems, Inc.-Designs and manufactures
                               display modules for use in the end products of original
                               equipment manufacturers                                                      306,666       11,787,474

                               Total                                                                                      20,209,974
----------------------------------------------------------------------------------------------------------------------==============
Energy Equipment & Services   *Core Laboratories NV-A provider of petroleum
5.31%                          reserve analysis and environmental testing                                 1,276,710       26,252,349

                            ++*EXCO Resources, Inc.-An independent energy company
                               that acquires, explores and develops natural gas properties                  650,000        4,590,625

                            ++*Edge Petroleum Corp.-An oil and gas exploration company                      550,000        1,993,750

                              *Evergreen Resources, Inc.-Explores, develops, operates
                               and acquires oil and gas properties                                          702,580       15,654,360

                             +*Harken Energy Corp.-An oil and gas exploration
                               and production company                                                     2,400,000        2,400,000

                              *Independent Energy Holdings plc ADR-Generates
                               and markets electricity in the United Kingdom                                884,100       39,950,269

                             +*Louis Dreyfus Natural Gas Corp.-Acquires, develops
                               and explores natural gas and oil properties                                  970,000       17,338,750

                              *Seitel, Inc.-An operator of a seismic database and
                               a provider of corollary geophysical services
                               to the petroleum industry                                                    661,860        5,377,613

                              *Stone Energy Corp.-An independent oil and gas company
                               that acquires and exploits oil- and gas-producing
                               properties located primarily in the Gulf Coast Basin                         400,000       14,900,000

                              *Superior Energy Services, Inc.-A provider of oil
                               field products and services in the Gulf of Mexico                            812,510        5,738,352

                              *TransMontaigne, Inc.-A holding company which operates
                               through its subsidiaries primarily in the Mid-continent
                               and Rocky Mountain regions of the United States                              500,000        2,406,250

                               Vintage Petroleum, Inc.-An independent energy company
                               engaged in the exploitation and development of oil
                               and gas properties                                                         1,399,960       17,936,988

                               Total                                                                                     154,539,306
----------------------------------------------------------------------------------------------------------------------==============
Entertainment 1.24%           *American Classic Voyages Co.-Owns and operates United
                               States-flag cruise lines                                                     535,000       15,916,250

                              *Cinar Corp. Class B sub vtg -An integrated entertainment
                               and education company                                                        500,000       12,062,500

8


                               Statement of Net Assets
                               January 31, 2000

                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                              *Hollywood.com, Inc.-Operates an Internet movie
                               site with various pages of information such
                               as movie trailers, reviews and showtime listings                             237,500    $   4,453,125

                              *Take-Two Interactive Software, Inc.-Develops,
                               markets, distributes and publishes interactive
                               entertainment software                                                       300,000        3,731,250

                               Total                                                                                      36,163,125
----------------------------------------------------------------------------------------------------------------------==============
Environmental Services       +*Eco Soil Systems, Inc.-Develops, markets and sells
 .42%                           proprietary  biological and traditional chemical
                               products that provide solutions
                               for a variety of turf and crop problems
                               in the golf and agricultural  industries                                     700,000        3,215,625

                              *Ionics, Inc.-Develops and manufactures systems
                               and provides related services for water treatment                            300,000        8,887,500

                               Total                                                                                      12,103,125
----------------------------------------------------------------------------------------------------------------------==============
Financial Services 4.39%    ++*Federal Agricultural Mortgage Corp. Class C-
                               A federally chartered instrumentality of the U.S.                            625,000       12,226,563

                              +Healthcare Realty Trust, Inc.-A healthcare facility
                               real estate investment trust                                                 320,000        5,720,000

                             +*Net.B@nk, Inc.-Provider of banking services over the Internet                127,270        1,948,822

                             +*S1 Corp.-Provides Internet-based financial services solutions              1,193,540      108,089,966

                               Total                                                                                     127,985,351
----------------------------------------------------------------------------------------------------------------------==============
Healthcare Products 4.24%   ++*ATS Medical, Inc.-Manufactures and markets pyrolytic
                               carbon bileaflet mechanical heart valves                                   1,214,610       14,271,667

                              *Advance Paradigm, Inc.-Provides health benefit management services           437,100        8,222,944

                              *Apria Healthcare Group, Inc.-Provides comprehensive
                               home healthcare services                                                   1,104,200       22,084,000

                               Arrow International, Inc.-Supplies disposable
                               catheters and related clinical products                                      676,610       21,524,656

                             +*Biopure Corp.-Develops, manufactures and markets oxygen therapeutics         350,000        9,668,750

                              *Columbia Laboratories, Inc.-An international pharmaceutical company          402,150        3,041,259

                              *Emisphere Technologies, Inc.-Develops technologies
                               which are intended to surmount the obstacles associated with the oral administration of many currently injectable
                               therapeutic agents                                                           150,000        5,681,250

                              *Hanger Orthopedic Group, Inc.-A professional practice
                               management company                                                           933,000        4,198,500

                              *Orthofix International NV-An international
                               corporation which develops innovative products in
                               the medical device market; a leading producer of external
                               fixation devices, limb lengthening and bone
                               reconstruction equipment                                                     607,680        9,267,120

                           +++*SonoSite, Inc.-Designs and develops miniaturized digital
                               ultrasound imaging devices                                                   450,000       14,371,875

                              *SurModics, Inc.-Provides surface modification
                               solutions to the medical device industry                                      70,000        1,977,500

                              *Theragenics Corp.-Produces and sells implantable
                               radiation devices used in the treatment of prostate cancer                   903,540        9,204,814

                               Total                                                                                     123,514,335
----------------------------------------------------------------------------------------------------------------------==============
Healthcare Services 1.40%     *Express Scripts, Inc. Class A-Provides pharmacy benefit
                               management to health maintenance organizations                                80,000        4,135,000

                            ++*HealthCare Service Group, Inc.-Provides operational
                               services to nursing home and retirement complexes                            848,350        6,919,355

                               Hooper Holmes, Inc.-Provides health information to
                               the insurance industry                                                       928,180       18,041,498

                            ++*Matria Healthcare, Inc.-Provides obstetrical home
                               healthcare services that assist physicians
                               in the management of high risk pregnancies                                 2,016,000        8,946,000

                              *US Oncology, Inc.-Provides comprehensive management
                               services for oncology                                                        511,800        2,654,963

                               Total                                                                                      40,696,816
----------------------------------------------------------------------------------------------------------------------==============
Leisure 1.13%                +*Bally Total Fitness Holding Corp.-Operates fitness
                               centers in the United States and Canada                                      465,000       10,200,938

                              *Championship Auto Racing Teams, Inc.-Owns, operates and
                               sanctions the open-wheel motorsports series in North America                 463,330        9,700,972

                              *Harvey Entertainment Co.-Develops animation and
                               licensing opportunities based on the Harvey Classic characters               152,200          570,750

                              *Iwerks Entertainment, Inc.-A creator of interactive
                               "virtual reality" systems and attractions                                    138,443          294,191

                              *Steiner Leisure Ltd.-Provides spa services aboard cruise ships worldwide     698,990       12,276,012

                               Total                                                                                      33,042,863
----------------------------------------------------------------------------------------------------------------------==============
Manufacturing .28%             Westinghouse Air Brake Co.-Provides value-added,
                               technology-based products and services for the rail industry
                               on a worldwide basis                                                         723,577        8,049,794
----------------------------------------------------------------------------------------------------------------------==============
Media 2.64%                   *FVC.COM, Inc.-Provides high quality, cost-effective
                               Internet video networking solutions                                          650,000        8,450,000

                                                                               9

                               Statement of Net Assets
                               January 31, 2000

                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
                             +*NBC Internet, Inc. Class A-A global media company that
                               integrates media platforms, including Internet, broadcast
                               and cable television and radio                                               700,000   $   66,587,500

                             +*Regent Communications, Inc.-A radio broadcasting
                               company that acquires, develops and operates radio stations
                               in small and mid-sized markets                                               150,000        1,762,500

                               Total                                                                                      76,800,000
----------------------------------------------------------------------------------------------------------------------==============
Metals & Minerals 1.77%       *Stillwater Mining Co.-Explores for, develops, extracts,
                               processes and refines  platinum,  palladium and associated metals from J-M Reef located in Stillwater and Sweet Grass
                               counties, Montana                                                          1,444,300       51,453,188
----------------------------------------------------------------------------------------------------------------------==============
Restaurants .39%              *Buca, Inc.-Owns and operates "Buca di Beppo" restaurants                     300,000        3,637,500

                              *P.F. Chang's China Bistro, Inc.-Owns and operates
                               28 full-service Chinese restaurants                                          300,000        7,650,000

                               Total                                                                                      11,287,500
----------------------------------------------------------------------------------------------------------------------==============
Retail 6.25%                  *Ames Department Stores, Inc.-The nation's fifth
                               largest discount department store chain, with 303 stores
                               in 14 Northeastern states                                                    510,000       10,646,250

                             +*Ann Taylor Stores Corp.-Retails women's apparel,
                               shoes and accessories primarily under the Ann Taylor brand name            1,100,000       24,200,000

                             +*Cost Plus, Inc.-Operates 70 retail stores, specializing
                               in the sale of casual home living and entertainment products                 300,045        5,025,754

                              *Gerald Stevens, Inc.-Retails and markets flowers and
                               floral-related merchandise and gifts                                         250,000        1,843,750

                              *Kenneth Cole Productions, Inc. Class A-Develops, sources
                               and markets a broad range of footwear, handbags and accessories              301,590        9,990,169

                              *Pacific Sunwear of California, Inc.-Operates a nationwide mall-based specialty retail chain of stores specializing in casual apparel, footwear and related accessories catering to
                               teenagers and young adults                                                   820,850       24,112,469

                            ++*Quiksilver, Inc.-Designs, arranges, manufactures and
                               distributes casualwear, snowboardwear and swimwear for
                               young men, boys and juniors under the Quiksilver label,
                               and juniors swimwear and sportswear under the Raisin label                 1,353,750       16,414,219

                            ++*Shoe Carnival, Inc.-A retailer of family footwear
                               operating primarily in the Midwestern and
                               Midsouthern regions of the United States                                     753,540        6,098,964

                              *Stage Stores, Inc.-Owns and operates apparel stores
                               primarily in the Central region of the U.S.                                1,302,930        1,547,229

                           +++*Tarrant Apparel Group-Designs, merchandises and
                               manufactures casual apparel                                                  920,040        5,750,250

                             +*The Children's Place-Retails value-priced apparel and
                               accessories for newborn to 12 year-old children                              668,700        9,696,150

                              *The Sirena Apparel Group, Inc.-Designs, manufactures
                               and markets branded and private label swimwear and resortwear
                               for each principal segment of the women's market                             330,000              330

                              *The Timberland Co. Class A-Designs, develops, makes and
                               markets boots, shoes, apparel and accessories                                700,000       25,900,000

                            ++*Tropical Sportswear International Corp.-Produces high
                               quality casual and dressmen's apparel                                        740,000        9,527,500

                              *Tuesday Morning Corp.-A closeout retailer of upscale
                               house furnishings, gifts and related items                                   450,000        6,693,750

                              *Vans, Inc.-Designs, manufactures and distributes casual
                               and active casual footwear and apparel, performance footwear,
                               snowboard boots and snowboarding outerwear                                   666,600        9,249,075

                             +*Wild Oats Markets, Inc.-A natural foods supermarket chain                    600,035        9,900,578

                              *Zany Brainy, Inc.-Retails toys, games, books and
                               multimedia products for children                                             760,000        5,415,000

                               Total                                                                                     182,011,437
----------------------------------------------------------------------------------------------------------------------==============
Security Services 1.59%     ++*Armor Holdings, Inc.-Worldwide manufacturer and distributor of products and services for the law enforcement,
                                military and security markets                                             1,190,000       13,238,750

                            ++*Cornell Corrections, Inc.-Provides privatized correctional,
                               detention and pre-release services in the United States                      712,980        7,263,484

                             +*Identix, Inc.-A leading designer, developer, manufacturer and marketer of products for the capture and comparison of fingerprints for security, anti-fraud, law enforcement
                               and other applications                                                       790,000        7,505,000

                              *Kroll-O'Gara Co.-A leading provider of vehicle
                               armoring systems for military, commercial and
                               governmental clients worldwide                                             1,060,020       17,689,084

                              *Thermedics Detection, Inc.-Develops, manufactures
                               and markets high-speed systems used for product quality
                               assurance in a variety of industrial processes                                90,000          686,250

                               Total                                                                                      46,382,568
----------------------------------------------------------------------------------------------------------------------==============

10

                               Statement of Net Assets
                               January 31, 2000

                               Investments                                                                  Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Technology 1.52%              *Coherent, Inc.-Designs, manufactures and sells lasers,
                               laser systems, precision optics and related accessories                      600,000    $  26,437,500

                             +*Internet Pictures Corp.-Provides global visual
                               content and infrastructure for electronic
                               commerce and new media web sites                                             198,505        6,352,160

                             +*Microvision, Inc.-Develops, manufactures and markets
                               virtual retinal display (VRD) technology, which projects
                               images directly onto the eye's retina                                         45,000        1,290,938

                             +*Proxicom, Inc.-Provides Internet solutions to Global
                               1000 companies and other organizations                                       100,700       10,170,700

                               Total                                                                                      44,251,298
----------------------------------------------------------------------------------------------------------------------==============
Telecommunications Equipment  *Active Voice Corp.-Develops PC-based call processing
3.17%                          systems and computer telephone integration products                          210,000        9,660,000



                              *PairGain Technologies, Inc.-Designs, manufactures,
                               markets and supports products that allow telecommunications
                               carriers and private networks to run efficiently                             832,400        9,624,625

                            ++*Plantronics, Inc.-A leading supplier of communication
                               headset products and services to users and providers worldwide             1,021,100       73,136,288

                               Total                                                                                      92,420,913
----------------------------------------------------------------------------------------------------------------------==============
                               markets and provides specialized roaming
                               services, teleservices and prepaid wireless services to
                               the wireless telephone industry                                              805,500        5,890,219

                            ++*CellStar Corp.-An integrated wholesale distributor
                               of cellular telephones and related products                                3,005,000       26,105,938

                              *GST Telecommunications, Inc.-Offers long distance,
                               Internet, data transmission, private line
                               and local dial tone services                                                 600,000        5,212,500

                              *iGo Corp.-Provides hard-to-find, model-specific
                               accessories and services for mobile
                               electronic devices                                                           750,000        6,468,750

                              *MGC Communications, Inc.-Diversified telecommunications company              400,000       22,825,000

                              *SBA Communications Corp.-Owns and operates wireless
                               communications infrastructure                                                600,000      18,187,500

                              *TALK.com, Inc.-A nationwide provider of telecommunications services to more than 215,000 small- and medium-sized
                               businesses in the U.S.                                                     1,624,500       26,499,656

                               Total                                                                                     111,189,563
----------------------------------------------------------------------------------------------------------------------==============
                               Total Investments in Common Stocks (Cost $2,054,791,049)                                2,686,165,980
====================================================================================================================================
Short-Term Investments 8.39%                                                                     Principal Amount (000)
------------------------------------------------------------------------------------------------------------------------------------
                               American General Finance 5.81% due 2/1/2000                               $    68,637      68,637,000

                               Associates Corp. 5.80% due 2/1/2000                                           140,780     140,780,000

                               Textron Inc. 5.82% due 2/1/2000                                                35,000      35,000,000

                               Total Short-Term Investments (Cost $244,417,000)                                          244,417,000
----------------------------------------------------------------------------------------------------------------------==============
                               Total Investments 100.61% (Cost $2,299,208,049)                                         2,930,582,980
====================================================================================================================================
Other Assets, Less Liabilities (.61)%
------------------------------------------------------------------------------------------------------------------------------------
Other (See Note 5)                                                                                                       285,835,892
----------------------------------------------------------------------------------------------------------------------==============
Receivables for:               Capital stock sold                                                                         13,149,603

                               Securities sold                                                                             1,476,167

                               Dividends and interest                                                                        113,053

                               Total Other Assets                                                                        300,574,715
----------------------------------------------------------------------------------------------------------------------==============
Payables for:                  Collateral on securities loaned                                                           285,835,892

                               Securities purchased                                                                       24,400,444

                               Capital stock reacquired                                                                    3,844,233

                               Other                                                                                       4,395,719

                               Total Liabilities                                                                         318,476,288
----------------------------------------------------------------------------------------------------------------------==============
                               Total Other Assets, Less Liabilities                                                     (17,901,573)
----------------------------------------------------------------------------------------------------------------------==============
Net Assets 100.00%                                                                                                    $2,912,681,407
====================================================================================================================================

                                                                              11

                               Statement of Net Assets
                               January 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                               Class A Shares-Net Asset Value ($1,742,136,285 / 89,115,626 shares outstanding)                $19.55

                               Maximum offering price (Net Asset Value plus sales charge of 5.75% of the offering price)      $20.74

                               Class B Shares-Net Asset Value ($363,168,563 / 19,020,195 shares outstanding)                  $19.09

                               Class C Shares-Net Asset Value ($302,527,895 / 15,827,766 shares outstanding)                  $19.11

                               Class P Shares-Net Asset Value ($155,610,806 / 7,994,663 shares outstanding)                   $19.46

                               Class Y Shares-Net Asset Value ($349,237,858 / 17,731,580 shares outstanding)                  $19.70


                               The descriptions of the companies are unaudited.

                              *Non-income producing security.

                              +Securities (or a portion of securities) on loan. See Note 5.

                             ++Affiliated issuer (holdings represent 5% or more of the outstanding voting securities of underlying investments).
                               Affiliated  issuers  have a total  cost  of  $287,170,699  and  total  value  of
                               $330,280,645.

                           ADR American Depositary Receipt.


                               See Notes to Financial Statements.

              Statement of Operations

Investment Income                                    Year Ended January 31, 2000
--------------------------------------------------------------------------------
Income        Interest                                              $ 7,591,752
              Dividends                                               2,448,583
              Securities lending                                        894,234
              Total income                                           10,934,569
--------------------------------------------------------------------------------
Expenses      Management fee                                         10,423,188
              12b-1 Distribution plan-Class A                         5,032,147
              12b-1 Distribution plan-Class B                         2,726,166
              12b-1 Distribution plan-Class C                         2,140,046
              12b-1 Distribution plan-Class P                           415,712
              Shareholder servicing                                   3,308,684
              Reports to shareholders                                   468,456
              Professional                                               77,854
              Directors' fees                                            49,409
              Registration                                              770,358
              Other                                                     615,581
              Total expenses before reductions                       26,027,601
--------------------------------------------------------------------------------
              Expense reductions                                        (60,703)
--------------------------------------------------------------------------------
              Net expenses                                           25,966,898
--------------------------------------------------------------------------------
              Net investment loss                                   (15,032,329)
--------------------------------------------------------------------------------

Realized and Unrealized Gain on Investments
================================================================================
Net realized gain from investment transactions                      166,079,323
================================================================================
Net change in unrealized appreciation of investments                365,192,815
================================================================================
Net realized and unrealized gain on investments                     531,272,138
================================================================================
Net Increase in Net Assets Resulting from Operations               $516,239,809
================================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                        Year Ended     Year Ended
                                                                                                       January 31,     January 31,
Increase in Net Assets                                                                                       2000            1999
------------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment loss                                                                    $ (15,032,329) $   (5,550,872)
              Net realized gain from investment transactions                                           166,079,323      26,327,061
              Net change in unrealized appreciation of investments                                     365,192,815     120,503,925
              Net increase in net assets resulting from operations                                     516,239,809     141,280,114
------------------------------------------------------------------------------------------------------------------------------------
Distributions  to shareholders from net realized gain from investment transactions:
              Class A                                                                                  (47,584,340)     (1,560,147)
              Class B                                                                                  (10,846,801)       (118,251)
              Class C                                                                                   (8,384,959)        (65,140)
              Class P                                                                                   (3,577,192)         (2,871)
              Class Y                                                                                   (6,657,438)            (11)
              Total                                                                                    (77,050,730)     (1,746,420)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                                      1,687,911,437     891,051,508
              Net Asset Value of shares issued to shareholders in reinvestment of distributions         74,545,000       1,677,672
              Total                                                                                  1,762,456,437     892,729,180
------------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                               (633,167,138)   (241,146,131)
------------------------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                         1,129,289,299     651,583,049
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                               1,568,478,378     791,116,743
------------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of year                                                                      1,344,203,029     553,086,286
------------------------------------------------------------------------------------------------------------------------------------
              End of year (including accumulated net investment loss of
              $368,411 and $311,089, respectively)                                                   $2,912,681,407  $1,344,203,029
====================================================================================================================================

              See Notes to Financial Statements.

      Financial Highlights

                                                                                                                      Class A Shares
                                                      ------------------------------------------------------------------------------
                                                                                                                       Year Ended
                                                                                                                      January 31,
Per Share Operating Performance:                                      2000          1999          1998          1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year                                  $16.25        $14.27        $12.80        $11.49        $ 9.58
------------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment loss                                             (.11)(a)      (.07)(a)      (.10)(a)      (.03)         (.02)
      Net realized and unrealized gain on investments                 4.10          2.10          3.16          3.12          4.80
      Total from investment operations                                3.99          2.03         3.06           3.09          4.78
------------------------------------------------------------------------------------------------------------------------------------
      Distributions from net realized gain                            (.69)         (.05)        (1.59)        (1.78)         (2.87)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                        $19.55        $16.25        $14.27        $12.80        $11.49
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                      25.33%        14.24%        24.38%        28.35%        50.22%
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                                        1.20%(f)       .98%(f)      1.06%         1.10%         1.03%
      Net investment loss                                             (.64)%        (.46)%        (.72)%        (.67)%        (.52)%
====================================================================================================================================



                                                                      Class B Shares                                  Class C Shares
                                                 -------------------------------------  --------------------------------------------

                                                               Year Ended                                   Year Ended
                                                               January 31,  8/1/96(d) to                   January 31,  8/1/96(d) to
Per Share Operating Performance:                2000       1999      1998       1/31/97      2000      1999       1998     1/31/97
--------------------------------------------------------------------------------------- -------------------------------------------
Net Asset Value, beginning of year             $15.98    $14.12   $12.75     $12.14      $16.00     $14.13    $12.75     $12.14
--------------------------------------------------------------------------------------- -------------------------------------------
      Income (loss) from investment operations
      Net investment loss                        (.21)(a)  (.17)(a) (.20)(a)   (.05)       (.21)(a)   (.17)(a)  (.19)(a)   (.05)
      Net realized and unrealized
       gain on investments                       4.01      2.06     3.14       2.28        4.01       2.07      3.14       2.28

      Total from investment operations           3.80      1.89     2.94       2.23        3.80       1.90      2.95       2.23
--------------------------------------------------------------------------------------- -------------------------------------------
      Distributions  from net realized gain      (.69)     (.03)      (1.57)  (1.62)       (.69)      (.03)    (1.57)     (1.62)
--------------------------------------------------------------------------------------- -------------------------------------------
Net Asset Value, end of year                   $19.09    $15.98   $14.12     $12.75      $19.11     $16.00    $14.13     $12.75
--------------------------------------------------------------------------------------- -------------------------------------------

Total Return(b)                                 24.55%    13.37%   23.48%     19.43%(c)   24.45%     13.43%    23.55%     19.43%(c)
===================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                   1.79%(f)  1.72%(f) 1.76%       .93%(c)    1.79%(f)   1.72%(f)  1.71%       .93%(c)
      Net investment loss                       (1.24)%   (1.19)%  (1.39)%     (.73)%(c)  (1.24)%    (1.20)%   (1.34)%     (.73)%(c)
===================================================================================================================================

                                                                            Class P Shares                            Class Y Shares
                                                 ------------------------------------------  ---------------------------------------

                                                               Year Ended                                 Year Ended
                                                              January 31,   1/5/98(d) to                 January 31,   12/30/97(d)
Per Share Operating Performance:                         2000        1999        1/31/98           2000         1999    to 1/31/98
--------------------------------------------------------------------------------------------  --------------------------------------
Net Asset Value, beginning of year                     $16.19      $14.26         $14.38         $16.30       $14.27     $14.12
--------------------------------------------------------------------------------------------  --------------------------------------
      Income (loss) from investment operations
      Net investment loss                                (.12)(a)    (.10)(a)       (.01)(a)       (.05)(a)     (.03)(a)     -(a)(e)
      Net realized and unrealized gain (loss)
        on investments                                   4.08        2.08           (.11)          4.14         2.11        .15
      Total from investment operations                   3.96        1.98           (.12)          4.09         2.08        .15
--------------------------------------------------------------------------------------------  --------------------------------------
      Distributions from net realized gain               (.69)       (.05)            -            (.69)           (.05)        -
--------------------------------------------------------------------------------------------  --------------------------------------
Net Asset Value, end of year                           $19.46      $16.19         $14.26         $19.70       $16.30     $14.27
--------------------------------------------------------------------------------------------  --------------------------------------
Total Return(b)                                         25.24%      13.89%          (.83)%(c)     25.88%       14.59%      1.06%(c)
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                           1.25%(f)    1.17%(f)        .08%(c)        .81%(f)     0.72%(f)    .06%(c)
      Net investment loss                             (.70)%      (.70)%            (.05)%(c)      (.26)%       (.22)%     (.02)%(c)
====================================================================================================================================

Supplemental Data for All Classes:                   2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------
      Net assets, end of year (000)               $2,912,681    $1,344,203      $553,086      $330,358      $197,602
      Portfolio turnover rate                          50.13%        30.89%        33.60%        42.35%        50.12%
======================================================================================================================

     (a)  Calculated using average shares outstanding during the period.

     (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

     (c)  Not annualized.

     (d)  Commencement of offering respective class shares.

     (e)  Amount less than $.01.

     (f) The ratios for 1999 and 2000 include expenses paid through an expense offset arrangement.

      See Notes to Financial Statements.
14

Notes to Financial Statements


1. Significant Accounting Policies Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies followed by the Company: (a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost (which approx i mates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis tribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

2. Management Fee and Other Transactions with Affiliates The Com pany has a management agreement with Lord, Abbett &Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets for each month at the annual rate of 0.75% of the Company's first $100 million of average daily net assets and 0.50% of such assets over $100 million. At January 31, 2000, the management fee payable was $1,257,218.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily Net Asset Value of shares sold prior to June 1, 1990 and 0.25% of the average daily Net Asset Value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily Net Asset Value of Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily Net Asset Value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the Net Asset Value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual Net Asset Value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily Net Asset Value of the Class P shares. Class Y does not have a Plan. At January 31, 2000, the 12b-1 fees payable were $1,226,908.

Distributor received $655,920 representing payment of commissions on sales of Class A shares after deducting $4,173,297 allowed to authorized dealers as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

The Company along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Agreement with the Alpha Series of Lord Abbett Securities Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the Alpha Series in proportion to the average daily value of shares owned by the Alpha Series. Other expenses include approximately $193,000 accrued pursuant to this Servicing Agreement.

3. Distributions Net realized gain from investment transactions is distributed to shareholders twice a year. Accumulated net realized gain at January 31, 2000 for financial reporting purposes aggregated $100,021,962. Distributions from net realized gain declared on February 15, 2000 and paid on February 23, 2000 to shareholders of record on February 15, 2000 were as follows:

               Rate Per      Aggregate
Class            Share         Amount
---------------------------------------
A              $0.7235    $60,263,698
B              $0.7235    $13,725,844
C              $0.7235    $11,454,333
P              $0.7235    $ 6,118,925
Y              $0.7235    $12,867,457
---------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4. Capital The Company has authorized 1 billion shares of $.001 par value capital stock designated as follows: Class A-895 million shares, Class B-20 million shares, Class C-25 million shares, Class P-30 million shares and Class Y-30 million shares. Paid in capital amounted to $2,181,652,925 at January 31, 2000. Transactions in shares of capital stock were as follows:

                              Year Ended                          Year Ended
                         January 1, 2000                    January 31, 1999
-----------------------------------------------  -------------------------------
Class A                  Shares        Amount         Shares              Amount
-----------------------------------------------  -------------------------------
Sales of shares     58,432,866   $986,611,558     34,439,805       $502,454,274
Shares issued to
shareholders in
reinvestment of
distributions        2,758,541     46,297,955         98,898          1,500,289
Total               61,191,407  1,032,909,513     34,538,703        503,954,563
-----------------------------------------------  -------------------------------
Shares reacquired  (26,498,985)  (444,560,815)   (12,116,669)      (170,758,960)
Increase            34,692,422   $588,348,698     22,422,034       $333,195,603
--------------------------------------------------------------------------------

                              Year Ended                          Year Ended
                         January 1, 2000                    January 31, 1999
-----------------------------------------------  -------------------------------
Class B                  Shares        Amount         Shares              Amount
-----------------------------------------------  -------------------------------
Sales of shares      8,603,561   $139,812,675      9,442,316       $137,537,607
Shares issued to
shareholders in
reinvestment of
distributions          620,420     10,205,850          7,448            111,870
Total                9,223,981    150,018,525      9,449,764        137,649,477
-------------------------------------------------------------------- -----------
Shares reacquired   (2,533,652)   (41,518,036)    (1,517,765)       (21,142,892)
Increase             6,690,329   $108,500,489      7,931,999        $116,506,585
--------------------------------------------------------------------------------

                              Year Ended                          Year Ended
                         January 1, 2000                    January 31, 1999
-----------------------------------------------  -------------------------------
Class C                  Shares        Amount         Shares              Amount
-----------------------------------------------  -------------------------------
Sales of shares     10,236,907   $166,790,981      8,526,748       $122,721,386
Shares issued to
shareholders in
reinvestment of
distributions          474,086      7,867,443          4,177             62,820
Total               10,710,993    174,658,424      8,530,925        122,784,206
-----------------------------------------------  -------------------------------
Shares reacquired   (3,122,165)   (51,382,164)    (2,670,719)       (36,314,213)
Increase             7,588,828   $123,276,260      5,860,206       $ 86,469,993
--------------------------------------------------------------------------------

                              Year Ended                          Year Ended
                         January 1, 2000                    January 31, 1999
-----------------------------------------------  -------------------------------
Class P                  Shares        Amount         Shares              Amount
-----------------------------------------------  -------------------------------
Sales of shares      7,183,500   $123,901,578      3,997,976        $57,451,548
Shares issued to
shareholders in
reinvestment
of distributions       209,735      3,538,760            190              2,682
Total                7,393,235    127,440,338      3,998,166         57,454,230
-----------------------------------------------  -------------------------------
Shares reacquired   (2,836,163)   (48,311,912)      (606,014)        (8,760,737)
Increase             4,557,072  $  79,128,426      3,392,152        $48,693,493
--------------------------------------------------------------------------------

                              Year Ended                          Year Ended
                         January 1, 2000                    January 31, 1999
-----------------------------------------------  -------------------------------
Class Y                  Shares        Amount         Shares              Amount
-----------------------------------------------  -------------------------------
Sales of shares     15,525,460   $270,794,645      4,894,745        $70,886,693
Shares issued to
shareholders in
reinvestment
of distributions       381,945      6,634,992              1                 11
Total               15,907,405    277,429,637      4,894,746         70,886,704
-----------------------------------------------  -------------------------------
Shares reacquired   (2,804,864)   (47,394,211)      (265,936)        (4,169,329)
Increase            13,102,541   $230,035,426      4,628,810        $66,717,375
--------------------------------------------------------------------------------


5. Portfolio Securities The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. As of January 31, 2000, the value of securities loaned was $269,814,722. These loans were collateralized by cash of $285,835,892. Income from securities lending of$894,234 is accounted for in the same manner as other dividend and interest income on the Statement of Operations.
Purchases and sales of investment securities (other than short-term investments) aggregated $1,829,113,886 and $922,891,670, respectively. As of January 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $631,374,931, of which $860,696,823 related to appreciated securities and $229,321,892 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at January 31, 2000 was substantially the same as the cost for financial reporting purposes.

6. Expense Reduction The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

7. Transactions with Affiliated Companies An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities of the underlying issuer. Transactions during the year with companies that are affiliates are as follows:
                             Balance of
                            Shares Held        Gross        Gross
Affiliates                Jan. 31, 1999    Purchases        Sales
--------------------------------------------------------------------------------
ATS Medical, Inc.               750,000      464,610             -
Armor Holdings, Inc.          1,150,000       40,000             -
Best Software, Inc.             251,100      451,000             -
BrightStar Information
   Technology Group, Inc.       770,000            -       (57,700)
Caere Corp.                     650,000      100,000             -
CellStar Corp.                1,605,000    1,400,000             -
Cornell Corrections, Inc.       422,800      290,180             -
EXCO Resources, Inc.            650,000            -             -
Edge Petroleum Corp.            640,000        5,200       (95,200)
Federal Agricultural
   Mortgage Corp. Class C             -      300,000             -
Frontier Airlines, Inc.               -    1,368,000      (450,000)
HealthCare Service Group, Inc.  708,350      140,000             -
Landmark Systems Corp.          945,000       50,000       (50,000)
LeCroy Corp.                    520,500            -             -
Matria Healthcare, Inc.       1,200,000      816,000             -
MicroTouch Systems, Inc.        420,000      145,000             -
Plantronics, Inc.               728,400      292,700             -
Quiksilver,Inc.                 502,500      600,000             -
RadiSys Corp.                         5   85,00040,147           -
ShoeCarnival, Inc.              450,000      303,540             -
SonoSite, Inc.                        -      450,000             -
Tarrant Apparel Group           507,000      513,040      (100,000)
Tropical Sportswear
    International Corp.          32,500      707,500             -
--------------------------------------------------------------------------------

                                                               Realized Gain
                             Balance of                               (Loss)
                            Shares Held         Value       Feb. 1, 1999 to
Affiliates                Jan. 31, 2000 Jan. 31, 2000         Jan. 31, 2000
--------------------------------------------------------------------------------
ATS Medical, Inc.             1,214,610   $14,271,667       $     -
Armor Holdings, Inc.          1,190,000    13,238,750             -
Best Software, Inc.             702,100    24,266,331             -
BrightStar Information
   Technology Group, Inc.       712,300     7,634,965      (334,622)
Caere Corp.                     750,000     6,562,500             -
CellStar Corp.                3,005,000    26,105,938           -
Cornell Corrections, Inc.       712,980     7,263,484          -
EXCO Resources, Inc.            650,000     4,590,625           -
Edge Petroleum Corp.            550,000     1,993,750      (979,004)
Federal Agricultural
   Mortgage Corp. Class C       625,000(a) 12,226,563           -
Frontier Airlines, Inc.         918,000     9,466,875    (3,189,657)
HealthCare Service Group, Inc.  848,350     6,919,355           -
Landmark Systems Corp.          945,000     7,500,937      (210,291)
LeCroy Corp.                    520,500     8,295,469           -
Matria Healthcare, Inc.       2,016,000     8,946,000             -
MicroTouch Systems, Inc.        565,000     7,486,250           -
Plantronics, Inc.             1,021,100    73,136,288           -
Quiksilver, Inc.              1,353,750(b) 16,414,219           -
RadiSys Corp.                   937,720(b) 38,212,090           -
ShoeCarnival, Inc.              753,540     6,098,964           -
SonoSite, Inc.                  450,000    14,371,875           -
Tarrant Apparel Group           920,040     5,750,250     3,317,294
Tropical Sportswear
    International Corp.         740,000     9,527,500        -
--------------------------------------------------------------------------------
(a) Adjusted for 3 for 1 stock split
(b) Adjusted for 3 for 2 stock split

8. Directors' Remuneration The Directors of theCompany associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at January 31, 2000, under a deferred compensation plan, were $438,000.

9. Line of Credit The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emer gency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility at January 31, 2000, nor was the Facility utilized at any time during the year.


Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Developing Growth Fund, Inc. as of January 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. at January 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


[GRAPHIC OMITTED]
New York, New York
March 21, 2000


Copyright(C)2000 by Lord Abbett Developing Growth Fund, Inc.
90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Developing Growth Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fun d's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved.  Printed in the U.S.A.

                           Investing in the
         Lord Abbett
                       Family of Funds


 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Fund                        Income Funds                                         Income Funds    Market Fund

 Growth           Large-Cap         Research Fund -  Balanced       World Bond-           National       U. S. Government
 Opportunities    Growth Fund       Large-Cap        Series**       Debenture Series      California     Securities Money
 Fund             Research Fund-    Series                          Global Fund -         Connecticut    Market Fund +++
                  Small-Cap Value   Growth &                        Income Series         Florida
                  Series            Income Series                   High Yield Fund       Georgia
                  Alpha Series*     Affiliated Fund                 Bond-Debenture        Hawaii
 Developing       International                                     Fund                  Michigan
 Growth Fund      Series                                            Limited Duration      Minnesota
 Lord Abbett      Mid-Cap                                           U. S. Government      Missouri
 Developing       Value Fund                                        Securities Series+    New Jersey
 Growth Fund      Global Fund-                                      U. S. Government)     New York
 is closed to     Equity Series                                     Securities Series+    Pennsylvania
 new investors                                                                            Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recom mendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, in cluding risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.


You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


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Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street o Jersey City, New Jersey 07302-3973

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